EX-5n

PERSPECTIVE II®(09/09)	JACKSON®
FIXED AND VARIABLE	NATIONAL LIFE INSURANCE COMPANY
ANNUITY APPLICATION (VA350NY)	OF NEW YORK
Home Office: Purchase, NY 10577
www.jackson.com

First Class Mail:	P.O. Box 30313	Customer Care: 800/599-5651
	Lansing, MI 48909-7813	Bank or Financial Institution Customer Care: 888/464-7779
Fax: 888/576-8383
Overnight Mail:	1 Corporate Way	Hours: 8:00 a.m. to 8:00 p.m. ET
	Lansing, MI 48951	Email: contactus@jackson.com

Broker/Dealer or External Account No. (if applicable)

• PLEASE PRINT	Primary Owner

• If owner is a Trust, Trustee Certification form N5335 or trust documents are required with application.

! It is required for Good Order that you provide a physical address.

• Only include mailing address if different from physical address.

Social Security Number          or      Tax I.D. Number                                                                                                                                Sex:  Male___ Female ___

                                                                                                                    U.S. Citizen:  Yes ____  No ____

First Name                              Middle Name                             Last Name

Non-Natural Owner/Entity Name (if applicable)

Date of Birth (mm/dd/yyyy)              Telephone Number (including area code)  Email Address

Physical Address Line 1 (No P.O. Boxes)
                                                                                Line 2

City                                    State                                   Zip Code

Mailing Address Line 1                                         Line 2

City                                    State                                    Zip Code

Joint Owner
• Proceeds will be distributed in accordance with the Contract on the first death of either Owner.
First Name                              Middle Name                             Last Name

Social Security Number   Date of Birth (mm/dd/yyyy) Sex: Male___ Female ___     U.S. Citizen:  Yes ____  No ____

Email Address  Relationship to Owner                                 Telephone Number (including area code)
                                                                            __ Spouse
                                                                            __Other ___________

Physical Address Line 1 (No P.O. Boxes)
                                                                                       Line 2

City                                    State                                   Zip Code

NVDA 350 Page 1 of 8 NV4873 09/09

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Primary Annuitant
• Complete this section if different from Owner.
__ Same as Owner                Sex: Male __   Female __               U.S. Citizen:  Yes __   No __

First Name                             Middle Name                                Last Name

Social Security Number Date of Birth (mm/dd/yyyy)     Telephone No. (including area code) Relationship to Owner
                                                                                                                                                                                                       __ Spouse
                                                                                                                                                                                                       __Other
Physical Address Line 1 (No P.O. Boxes)                                         Line 2

City                                                                                 State                                                Zip Code

Joint/Contingent Annuitant
• Complete this section if different from Joint Owner. • Contingent Annuitant must be Annuitant’s spouse. Available only on a Qualified plan custodial account when electing a Joint GMWB.
__ Joint Annuitant    OR     __ Contingent Annuitant     Sex:  Male __   Female __    U.S. Citizen:  Yes __   No __
__ Same as Joint Owner

First Name                             Middle Name                                Last Name

Social Security Number Date of Birth (mm/dd/yyyy)      Telephone No. (including area code) Relationship to Owner
                                                                                                                                                                                                       __ Spouse
                                                                                                                                                                                                       __Other ___________
Physical Address Line 1 (No P.O. Boxes)                                         Line 2

City                                                                                 State                                                Zip Code

Beneficiary(ies)
! It is required for Good Order that the Death Benefit Percentage be whole numbers and must total 100% for each beneficiary type.

• For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.

__ Primary                                                                                            _____% Percentage of Death Benefit

Individual Name (First, Middle, Last) or Non-Natural Entity Name

Social Security/Tax I.D. Number       Date of Birth (mm/dd/yyyy)                                  Relationship to Owner
                                                                                                                                                                                                       __ Spouse
                                                                                                                                                                                                       __Other __________

_______________________________________________________________________________________________
__ Primary    __ Contingent                                                                  _____% Percentage of Death Benefit

Individual Name (First, Middle, Last) or Non-Natural Entity Name

Social Security/Tax I.D. Number        Date of Birth (mm/dd/yyyy)                                  Relationship to Owner

_______________________________________________________________________________________________
__ Primary   __ Contingent                                                                   _____% Percentage of Death Benefit
Individual Name (First, Middle, Last) or Non-Natural Entity Name

Social Security/Tax I.D. Number          Date of Birth (mm/dd/yyyy)                                  Relationship to Owner

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Premium Payment
• Make all checks	Select method of payment
payable to Jackson National Life Insurance Company	___ Check $______________________________ ___ Wire $__________________________________ ___ External Transfer $_____________________ ___ Internal Transfer $________________________
of New York ®.	Annuity Type
	IRA:	Qualified Plan:	TSA Plan:
	__ IRA - Traditional*	__ 401(k) Qualified Savings Plan	__ 403(b) TSA
	__ Stretch IRA	__ Cash Balance-Defined Benefit	SEP/IRA (408k):
•Jackson of NY® will issue Annuity Type	Roth IRA:	__ Cash Balance-Defined Contribution	__ SARSEP
per the bold	__ Roth Conversion	__ Governmental Deferred	__ SEP
headings.	__ Roth IRA*	Compensation Plan	ORP:
	*Tax Contribution Years and Amounts:	__ HR-10 (Keogh) Plan	__ ORP
	Year:______ $______	__ Money Purchase	__ Texas ORP
	Year:______ $______	__ Non-Profit Deferred	Charitable Remainder Trust:
	Non-Qualified Plan:	Compensation Plan	__ Charitable Remainder Annuity Trust
	__ Deferred Compensation	__ Profit Sharing Plan	__ Charitable Remainder Unitrust
	__ Non-Tax Qualified	__ Roth 401k
__ Target Benefit Plan
Statement Regarding Existing Policies or Annuity Contracts
! It is required for Good Order that this entire section be completed.

Are you replacing an existing life insurance policy or annuity contract?

__ No

__ Yes   If “Yes” please complete the following company information.  Please complete all necessary forms as required by New York
                   Regulation 60.

Company Name                                                                   Contract Number                                    Anticipated amount
_____________________________            _______________________________    $__________________

_____________________________            _______________________________    $__________________

_____________________________            _______________________________    $__________________

Transfer Information
! For transfers, it is required for Good Order that this entire section be completed.
Non-Qualified Plan Types:  __  IRC 1035 Exchange         __ Non-1035 Exchange
All Other Plan Types:          __  Direct Transfer                 __ Direct Rollover             __ Non-Direct Rollover
Have you submitted a transfer request to the surrendering institution?  __ Yes __ No By marking "Yes," Jackson will not request the funds
Transfer                                                                                                    Anticipated date                Anticipated
Type            Company releasing funds            Account number               of receipt                     transfer amount
__ Full
__ Partial   _______________________         ______________          ___________________         $______________

__ Full
__ Partial   _______________________         ______________          ___________________         $______________

__ Full
__ Partial   _______________________         ______________          ___________________         $______________

Annuitization/Income Date
Specify Income Date (mm/dd/yyyy) If an Income Date is not specified, the Company will default ________________________________ to the Latest Income Date as shown in the Contract.
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Optional Death Benefits Once selected, optional death benefits cannot be changed.
• If no optional Death Benefit is selected your beneficiary (ies) will receive the standard death benefit. Please see the prospectus for details.	May not be selected in combination with LifeGuard Freedom DB. (Ages 0-79) __ Highest Anniversary Value Death Benefit

Other Optional Benefits Once selected, optional death benefits cannot be changed.
• Optional Death Benefits and Other Optional Benefits: Additional charges will apply. Please see the prospectus for details.
Age limitations apply based on the age of the Owner(s) or Covered Lives.
Withdrawal Options
 __ 20% Free Withdrawal Benefit1 (Ages 0-90)
 __ 5-Year Withdrawal Charge Schedule (Ages 0-85)
                                                                                                  Contract Enhancement Options6,7
Guaranteed Living Benefit Options (May select only one) (Ages 0-87)
(May Select only one GMWB)                                                          __ 2% of first-year premium
GMWB (Guaranteed Minimum Withdrawal Benefits)                           __ 3% of first-year premium
__ SafeGuard Max (SM)(Ages 0-85) GMWB with 5-Year Step-Up __ 4% of first-year premium
__ AutoGuard® 5(Ages 0-80) 5% GMWB with Annual Step-Up
__ AutoGuard 6 (Ages 0-80) 6% GMWB with Annual Step-Up

GMWB For Life (For Life Guaranteed Minimum Withdrawal Benefits)
__ LifeGuard Freedom 6(SM)(Ages 45-80) For Life GMWB with Bonus & Annual Step-Up
__ LifeGuard Freedom 6 DB(SM)2(Ages 45-75) For Life GMWB with Bonus, Annual Step-Up & Death Benefit
__ LifeGuard Freedom 6 w/Joint Option 3,4,5,(Ages 45-80) Joint For LIfe GMWB with Bonus & Annual Step-Up

(1)  May not be selected in combination with the 3% or 4% Contract Enhancement.
(2)  May not be selected in combination with an Optional Death Benefit.
(3)  For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required.
       Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.
(4)  For Qualified plans, excluding custodial accounts, 100% spousal primary beneficiary designation is required.  Please ensure the
       Primary Beneficiary section on Page 2 (including the "Relationship to Owner" box) is properly completed.
(5)  For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant.
(6)  Please complete the Important Disclosure regarding the Contract Enhancement.
(7)  Selection of the 2%, 3%, or 4% Contract Enhancement option will prohibit allocation or transfer of any premium to the 3-, 5-, or 7-Year Fixed
       Account Options during the Recapture period of that selected option..

Please note the following applies to all Guaranteed Living Benefit Options.
• A GMWB may not be appropriate for the Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity Contract. These endorsements may also have limited usefulness in connection with tax-qualified contracts in relation to required minimum distributions imposed by the IRS.  Some withdrawals necessary to satisfy required minimum distributions may prematurely deteriorate the benefits provided by a GMWB. When purchasing a tax-qualified contract, special consideration should be given to whether or not the purchase of a GMWB is appropriate for the Owner's situation, including consideration of  required minimum distributions. Please consult a tax advisor on this and other matters regarding the selection of  income options.

• If you make subsequent premium payments, the Guaranteed Withdrawal Balance will increase by the amount of the payments. We will allocate subsequent premium payments in the same way as your Contract's first premium payment unless you tell us otherwise.

• Subject to the benefit terms, conditions, and limitations, the elected GMWB guarantees that a certain amount may be withdrawn annually, regardless of market performance and even if the Contract Value is zero, until the GMWB is terminated. Excess withdrawals may result in a significant reduction in your Guaranteed Annual Withdrawal Amount (GAWA) and Guaranteed Withdrawal Balance (GWB.)

• You may not be able to change the Owner, Joint Owner, Annuitants, or spousal Primary Beneficiary, depending on which GMWB you have selected.

• Please note that while Jackson of NY does not currently increase the GMWB charge upon election of an Owner Initiated Step-up, we retain the right to do so in the future.

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Premium Allocation

! Tell us how you	JNL®	JNL/M&G	JNL/PPM America
want your	___% Institutional Alt 20	___% Global Basics	___% High Yield Bond
annuity premiums	___% Institutional Alt 35	___% Global Leaders	___% Mid Cap Value
invested	___% Institutional Alt 50		___% Small Cap Value
TOTAL	___% Institutional Alt 65		___% Value Equity
ALLOCATION		JNL/Mellon Capital Management
MUST EQUAL	JNL/AIM	___% JNL 5	JNL/Red Rocks
100%.	___% International Growth	___% Dow SM 10	___% Listed Private Equity
	___% Large Cap Growth	___% S&P® 10
! Total number of	___% Global Real Estate	___% Global 15
allocation	___% Small Cap Growth	___% 25	JNL/Select
selections may		___% Select Small-Cap	___% Balanced
not exceed 18.	JNL/Capital Guardian	___% JNL Optimized 5	___% Money Market
	___% Global Balanced	___% VIP	___% Value
	___% Global Diversified	___% Dow Dividend
	Research	___% European 30
	___% International Small Cap	___% Nasdaq® 25	JNL/T. Rowe Price
	___% U.S. Growth Equity	___% NYSE International 25	___% Established Growth
		___% Pacific Rim 30	___% Mid-Cap Growth
	JNL/Credit Suisse	___% S&P 24	___% Short-Term Bond
	___% Commodity Securities	___% S&P SMid 60	___% Value
	___% Long/Short	___% Value Line® 30
___% S&P 500 ®Index
	JNL/Eagle	___% S&P 400 MidCap Index	JNL/S&P Strategic
	___% Core Equity	___% Small Cap Index	___% S&P 4
	___% SmallCap Equity	___% International Index	___% Competitive Advantage
		___% Bond Index	___% Dividend Income &
	JNL/Franklin Templeton	___% Index 5	Growth
	___% Founding Strategy	___% 10 x 10	___% Intrinsic Value
	___% Global Growth	___% Communications Sector	___% Total Yield
	___% Income	___% Consumer Brands Sector
	___% Mutual Shares	___% Financial Sector
	___% Small Cap Value	___% Healthcare Sector	JNL/S&P Managed
		___% Oil and Gas Sector	___% Conservative
	JNL/Goldman Sachs	___% Technology Sector	___% Moderate
	___% Core Plus Bond	___% Global Alpha	___% Moderate Growth
	___% Emerging Markets Debt		___% Growth
	___% Mid Cap Value		___% Aggressive Growth
JNL/Oppenheimer
	JNL/Ivy	___% Global Growth
	___% Asset Strategy		JNL/S&P Disciplined
___% Moderate
	JNL/JPMorgan		___% Moderate Growth
	___% International Value	JNL/PAM	___% Growth
	___% MidCap Growth	___% Asia ex-Japan
	___% U.S. Government &	___% China-India
	Quality Bond		Fixed Account Options
___% 1-Year
	JNL/Lazard	JNL/PIMCO	___% 3-Year
	___% Emerging Markets	___% Real Return	___% 5-Year
	___% Mid Cap Equity	___% Total Return Bond	___% 7-Year
NVDA 350 Page 5 of 8 NV4873 09/09

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Premium Allocation

! Tell us how you	JNL®	JNL/M&G	JNL/PPM America
want your	___% Institutional Alt 20	___% Global Basics	___% High Yield Bond
annuity premiums	___% Institutional Alt 35	___% Global Leaders	___% Mid Cap Value
invested	___% Institutional Alt 50		___% Small Cap Value
TOTAL	___% Institutional Alt 65		___% Value Equity
ALLOCATION		JNL/Mellon Capital Management
MUST EQUAL	JNL/AIM	___% JNL 5	JNL/Red Rocks
100%.	___% International Growth	___% Dow SM 10	___% Listed Private Equity
	___% Large Cap Growth	___% S&P® 10
! Total number of	___% Global Real Estate	___% Global 15
allocation	___% Small Cap Growth	___% 25	JNL/Select
selections may		___% Select Small-Cap	___% Balanced
not exceed 18.	JNL/Capital Guardian	___% JNL Optimized 5	___% Money Market
	___% Global Balanced	___% VIP	___% Value
	___% Global Diversified	___% Dow Dividend
	Research	___% European 30
	___% International Small Cap	___% Nasdaq® 25	JNL/T. Rowe Price
	___% U.S. Growth Equity	___% NYSE International 25	___% Established Growth
		___% Pacific Rim 30	___% Mid-Cap Growth
	JNL/Credit Suisse	___% S&P 24	___% Short-Term Bond
	___% Commodity Securities	___% S&P SMid 60	___% Value
	___% Long/Short	___% Value Line® 30
___% S&P 500 ®Index
	JNL/Eagle	___% S&P 400 MidCap Index	JNL/S&P Strategic
	___% Core Equity	___% Small Cap Index	___% S&P 4
	___% SmallCap Equity	___% International Index	___% Competitive Advantage
		___% Bond Index	___% Dividend Income &
	JNL/Franklin Templeton	___% Index 5	Growth
	___% Founding Strategy	___% 10 x 10	___% Intrinsic Value
	___% Global Growth	___% Communications Sector	___% Total Yield
	___% Income	___% Consumer Brands Sector
	___% Mutual Shares	___% Financial Sector
	___% Small Cap Value	___% Healthcare Sector	JNL/S&P Managed
		___% Oil and Gas Sector	___% Conservative
	JNL/Goldman Sachs	___% Technology Sector	___% Moderate
	___% Core Plus Bond	___% Global Alpha	___% Moderate Growth
	___% Emerging Markets Debt		___% Growth
	___% Mid Cap Value		___% Aggressive Growth
JNL/Oppenheimer
	JNL/Ivy	___% Global Growth
	___% Asset Strategy		JNL/S&P Disciplined
___% Moderate
	JNL/JPMorgan		___% Moderate Growth
	___% International Value	JNL/PAM	___% Growth
	___% MidCap Growth	___% Asia ex-Japan
! One or more of	___% U.S. Government &	___% China-India
the Fixed	Quality Bond		Fixed Account Options
Account Options			___% 1-Year
are not available	JNL/Lazard	JNL/PIMCO	___% 3-Year - Not Available
at this time.	___% Emerging Markets	___% Real Return	___% 5-Year - Not Available
	___% Mid Cap Equity	___% Total Return Bond	___% 7-Year - Not Available
NVDA 350 Page 5 of 8 NV4873-R 09/09

Systematic Investment (periodic premium reallocation programs)
• Only the Investment Division(s) selected in the Premium Allocation section and the 1-Year Fixed Account (if selected) will participate in the rebalancing program.
Automatic Rebalancing.  The 3, 5 and 7-Year Fixed Account          DCA+ (Special Dollar Cost Averaging)
Options are not available for Automatic Rebalancing.
May not be selected in combination with DCA or DCA+.             ____This request is to establish the Special
                                                                                                          Dollar Cost Averaging option.
Frequency:
__ Monthly  __  Quarterly  __  Semiannually  __  Annually                                   If DCA+ is selected, you must attach the Special Dollar
Start Date (mm/dd/yyyy) _____________________                    Cost Averaging (DCA+) Supplemental Application
Note: If no date is selected, the program will begin one month/             (NV3687).  Must be completed for “Good Order.”
quarter/half year/year (depending on the frequency you selected)
from the date Jackson of NY applies the first premium payment.            DCA+ provides an automatic monthly transfer to the
If no frequency is selected, the frequency will be annual.                         selected Investment Division(s) so the entire amount
No transfers will be made on days 29, 30, or 31, unless set up                 invested in this program, plus earnings, will be
on annual frequency.                                                                by the end of the DCA+ term selected.
                                                                                                                    If selected, the total number of elections in the
                                                                                                                    Premium Allocation section may not exceed 17.

DCA (Dollar Cost Averaging)
_____ This request is to establish the Dollar Cost Averaging option.

If DCA is selected, you must attach the Systematic Investment Form (NV2375).  Must be completed for "Good Order.

Capital Protection Program
__ Yes - Please complete Supplemental Application N3144. Must be completed for “Good Order” __ No - Please complete the Premium Allocation section on Page 5.

Electronic Delivery Authorization

I agree to receive documents electronically:

This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by email or by notice to you of a document's availability on a website.

• Check the boxes next to the types of documents you wish to receive
__ ALL DOCUMENTS
__ Quarterly statements                                                   __ Prospectuses and prospectus supplements
__ Periodic and immediate confirmation statements       __ Proxy and other voting materials
__ Annual and Semi-Annual reports                                __ Other Contract-related correspondence

electronically. If an email address is provided, but no document type

I (We) do __ do not __ have ready access to computer hardware and software that meet the requirements listed below.  My email address is:  ___________________________________________.  I (We) will notify the company of any new email address.

is selected, the selection will default to “All Documents.”

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows:  To view and download material electronically, you must have a computer with Internet access, an active email account, Adobe Acrobat Reader and/or a CD-ROM drive.  If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.

There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computerand related hardware and software as may be necessary for you to receive, process and retain electronic documentsand communications from Jackson of NY. Please make certain you have given Jackson of NY a current emailaddress. Also let Jackson of NY know if that email address changes. We may need to notify you of a document'savailability through email. You may request paper copies, whether or not you consent or revoke your consent forelectronic delivery, at any time and for no charge. Please contact the appropriate Jackson of NY Service Center orgo to www.jackson.com to update your email address, revoke your consent to electronic delivery, or request papercopies. Even if you have given us consent, we are not required to make electronic delivery and we have the right todeliver any document or communication in paper form. This consent will need to be supplemented by specificelectronic consent upon receipt of any of these means of electronic delivery or notice of availability.

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• If you want to	Authorized Callers
authorize an
individual other	First Name	Middle Name	Last Name
than your
Producer/Rep	Social Security/Tax I.D. Number	Date of Birth (mm/dd/yyyy)
to receive
Contract	First Name	Middle Name	Last Name
information via
telephone, please list that individuals information here.	Social Security/Tax I.D. Number	Date of Birth (mm/dd/yyyy)

Client Acknowledgements

1.I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2.I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.
3.I (We) understand that annuity benefits, death benefit values and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson of NY are variable and may be increased or decreased, and the dollar amounts are not guaranteed.
4.I (We) have been given a current prospectus for this variable annuity and for each available Investment Division.
5.The Contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.
6.I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my Contract Value.
7.I (We) understand that allocations to the Fixed Account Option(s) are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred.
8.I (We) understand that the Company may restrict the availability of one or more of the Fixed Account Options, and/or reserves the right not to accept additional deposits and transfers into the Fixed Account at any time on a nondiscriminatory basis.
9.If I (we) have elected the Capital Protection Program, I (we) hereby acknowledge receipt of the " Capital Protection Program Supplemental Application."
10.I (We) certify that the age of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application are true and correctly recorded for purposes of electing an Optional Death Benefit or Other Optional Benefits.

	Owner's Signature	Date Signed (mm/dd/yyyy)	State where signed

Owner's Title (required if owned by an Entity)

	Joint Owner Signature	Date Signed (mm/dd/yyyy)	State where signed

	Annuitant's Signature (if other than Owner)	Date Signed (mm/dd/yyyy)	State where signed

	Joint Annuitant's Signature (if other than Joint Owner)	Date Signed (mm/dd/yyyy)	State where signed

	NVDA 350	Page 7 of 8	NV4873 09/09

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Producer/Representative Acknowledgements

• Program Options Note: Contact your home office for program information.  If no option is indicated, the designated default will be used.

! It is required for Good Order that all Producer/Rep numbers be supplied.

By signing this form, I certify that:
1. I am authorized and qualified to discuss the Contract herein applied for.
2. I have fully explained the Contract to the client, including Contract benefits, restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs.
3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
4. I have complied with requirements for disclosures and/or replacements as necessary.
_____________________________________________________________________________

Jackson of NY Prod./Rep. No.          Producer/Representative Signature                                 Date Signed (mm/dd/yyyy)

First Name                                        Middle Name                                   Last Name

Broker/Dealer Name                                                                                                           Program Options
                                                                                                                                       __ A  __ B  __ C  __ D  __ E

Address (number and street)                                                City                            State           Zip Code

Email Address                          Business Telephone No. (including area code)                                   Percentage
                                                                                                                                                                   _________%

If more than one Producer/Representative is participating in a Program Option on this case, please provide all Producer/Representative names, Jackson of NY Producer/Representative numbers and percentages for each (totaling 100%).

Producer/Representative Name                                    Jackson Producer/Representative No.            Percentage
                                                                                                                                                                     _________%

Producer/Representative Name                                    Jackson Producer/Representative No.            Percentage
                                                                                                                                               _________%

NOT FDIC/NCUA INSURED * NOT BANK/CU GUARANTEED * MAY LOSE VALUE NOT A DEPOSIT * NOT INSURED BY ANY FEDERAL AGENCY
NVDA 350 Page 8 of 8 NV4873 09/09